SUNSTONE FINANCIAL GROUP, INC.
                            207 East Buffalo Street
                          Milwaukee, Wisconsin 53202
                                  414-271-5885


December 12, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re:  First Omaha Funds, Inc.
     (33-85982; 811-8846)
     Filing Under Rule 497(c) of the Securities Act of 1933

Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, is the Prospectus dated December 10, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,

/s/ Richard P. Snyder
Richard P. Snyder
Client Services and Accounting Manager

RPS/sl

Encl.

c:  Don Burt




                                 FIRST OMAHA FUNDS PROSPECTUS

                                      DECEMBER 10, 1996


First Omaha Funds, Inc.          First National Bank of Omaha      For current yield, purchase,
One First National Center             Investment Adviser            and redemption information,
Omaha, Nebraska 68102-1596      Custodian and Transfer Agent                call (800) OMAHA-03

First Omaha Funds, Inc. (the "Company") is an open-end management investment company. The Directors of the Company have divided the Company's common stock ("Shares") into series, each of which relates to a mutual fund with its own investment objectives and policies. This Prospectus relates to the following Funds, each of which is a no-load diversified investment Fund. First National Bank of Omaha, Omaha, Nebraska (the "Adviser"), a subsidiary of First National of Nebraska, Inc. ("FNN"), acts as the investment adviser to the Funds.

FIRST OMAHA SMALL CAP VALUE FUND (the "Small Cap Value Fund") seeks as its investment objective long-term capital appreciation.

FIRST OMAHA EQUITY FUND (the "Equity Fund") seeks as its investment objective long-term growth of capital.

FIRST OMAHA BALANCED FUND (the "Balanced Fund") seeks as its investment objective capital appreciation and current income.

FIRST OMAHA FIXED INCOME FUND (the "Fixed Income Fund") seeks as its investment objective, to generate current income consistent with preservation of capital.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND (the "Short/Intermediate Fund") seeks as its investment objective, to generate current income consistent with preservation of capital.

FIRST OMAHA U.S. GOVERNMENT OBLIGATIONS FUND (the "Money Market Fund") seeks as its investment objective to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THE NET ASSET VALUE WILL NOT VARY. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FIRST NATIONAL BANK OF OMAHA, ITS PARENT, FIRST NATIONAL OF NEBRASKA, INC. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, dated the same date as the Prospectus, as amended from time to time, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

Prospectus Summary                        1
Fee Table                                 3
Financial Highlights                      5
Performance Information                  11
Investment Objectives and Policies       12
Investment Restrictions                  19
Valuation of Shares                      19
How to Purchase and Redeem Shares        20
Dividends and Taxes                      23
Management of the Company                24
General Information                      26
Additional Performance Information       28


No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.


PROSPECTUS SUMMARY
------------------

TYPE OF COMPANY

Each Fund is a no-load, diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For the Small Cap Value Fund, long-term capital appreciation.

For the Equity Fund, long-term growth of capital.

For the Balanced Fund, capital appreciation and current income.

For the Fixed Income Fund and the Short/Intermediate Fund, generation of current income and preservation of capital.

For the Money Market Fund, maximization of current income, preservation of capital and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks issued by companies having small market capitalizations, but may also invest in other equity securities and in fixed income securities.

Under normal market conditions, the Equity Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks but may also invest up to 35% of its total assets in other equity securities and in fixed income securities.

Under normal market conditions, the Balanced Fund will invest in common stock, securities convertible into common stock, investment grade corporate debt, U.S. Treasury obligations or obligations issued by the U.S. government, its agencies and instrumentalities and cash equivalents. The assets of the Balanced Fund will be allocated among these classes of securities based on the Adviser's assessment of market conditions.

Under normal market conditions, the Fixed Income Fund will invest at least 65% of its total assets in investment grade fixed income securities.

Under normal market conditions, the Short/Intermediate Fund will invest at least 65% of its total assets in investment grade fixed income securities and will maintain a dollar- weighted average portfolio maturity of two to five years.

Under normal market conditions, the Money Market Fund will invest exclusively in short-term (397 days or less) high quality money market instruments, principally U.S. government obligations, having a dollar-weighted average maturity of 90 days or less and will attempt to maintain a constant net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES." As with other mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Some or all of the Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase and reverse repurchase agreements, investing in foreign securities, the lending of portfolio securities, investing in derivatives and the purchase of securities on a when-issued or delayed-delivery basis.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value per Share.

SHARES OFFERED

Shares of common stock ("Shares") of the Small Cap Value Fund, the Equity
Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, each a separate investment portfolio of First Omaha Funds, Inc., a Nebraska corporation.

MINIMUM PURCHASE

The minimum initial investment is $500 with $50 minimum subsequent investments. Such minimum initial investment is reduced to $100 for investors using the Auto Invest Plan described herein, and the minimum subsequent investment may be waived if purchases are made in connection with an IRA. Both minimum initial and subsequent investments may be waived if purchases are made pursuant to a payroll deduction plan.

DIVIDENDS

Dividends from net investment income are declared and paid monthly, except that the Money Market Fund will declare income dividends daily. Net realized capital gains are distributed at least annually.

INVESTMENT ADVISER

First National Bank of Omaha (the "Adviser").

ADMINISTRATOR/DISTRIBUTOR

Sunstone Financial Group, Inc. (the "Administrator" or the "Distributor," as the context indicates).

FEE TABLE
---------
                                           SMALL CAP                                      FIXED          SHORT/         MONEY
                                             VALUE         EQUITY        BALANCED        INCOME       INTERMEDIATE     MARKET
                                             FUND           FUND           FUND           FUND            FUND          FUND
                                             ----           ----           ----           ----            ----          ----
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)             0%             0%             0%             0%             0%             0%

Maximum Sales Load Imposed on
Reinvested Dividends (as a percentage
of offering price)                              0%             0%             0%             0%             0%             0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                        0%             0%             0%             0%             0%             0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)                 0%             0%             0%             0%             0%             0%

Exchange Fee                                    0%             0%             0%             0%             0%             0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees<F1>                           .00%           .75%           .00%           .55%           .45%           .25%

12b-1 Fees<F2>                                .01%           .01%           .01%           .01%           .01%           .01%

Other Expenses After Voluntary Fee
Reduction, including administration fees,
administrative servicing fees and other
expenses<F1><F3>                             1.37%           .31%          1.35%           .36%           .54%           .32%

Total Fund Operating Expenses After
Voluntary Fee Reduction                      1.38%          1.07%          1.36%           .92%          1.01%           .58%



<F1>The Adviser and the Administrator, respectively, have agreed with the Company to reduce voluntarily the amount of the investment advisory, administration, transfer agent, custodian and administrative servicing fees for the Funds until further notice. Absent the voluntary investment advisory, administration, transfer agent, custodian and administrative servicing fee reductions, Management Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets are estimated to be .85%, 3.58% and 4.44%, respectively, for the Small Cap Value Fund; .75%, .41% and 1.17%, respectively, for the
    Equity Fund; .75%, 3.61% and 4.37%, respectively, for the Balanced Fund; .60%, .46% and 1.07%, respectively, for the Fixed
    Income Fund; .50%, .64% and 1.16%, respectively, for the Short/Intermediate Fund; and .25%, .34% and .60%, respectively, for the Money Market Fund. (See "MANAGEMENT OF THE COMPANY-Investment Adviser" and "Administrative Services Plan."


<F2>The Company has adopted a Rule 12b-1 Plan pursuant to which each of the Funds is authorized to pay a periodic amount, representing distribution expenses, calculated at an annual rate not to exceed .25% of the average daily net asset value of such Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be .01% of average daily net assets of each Fund.


<F3>"Other Expenses" include administration fees and legal, accounting and other miscellaneous expenses to be incurred during the fiscal year. As of the date of this Prospectus, administrative servicing fees of .05% were being accrued by the Equity, Fixed
    Income and Short/Intermediate Funds.


EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                              1 YEAR      3 YEARS     5 YEARS    10 YEARS
                              ------      -------     -------    --------
Small Cap Value Fund            $14         $44         $76       $168
Equity Fund                     $11         $34         $60       $132
Balanced Fund                   $14         $44         $75       $165
Fixed Income Fund               $ 9         $30         $51       $114
Short/Intermediate Fund         $10         $32         $56       $125
Money Market Fund               $ 6         $19         $33       $ 73


The purpose of the above tables is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. "Other Expenses" for each Fund have been estimated. Expenses do not include any fees charged by the Adviser or any of its affiliates or any Banks or their affiliates to their customer accounts for automatic investment, cash management and other services. See "How to Purchase and Redeem Shares - Minimum Investment." See "MANAGEMENT OF THE COMPANY" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for each of the Funds.

FINANCIAL HIGHLIGHTS
---------------------

The following financial highlights for periods ended on or prior to March 31, 1996 are audited and should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in the Statement of Additional Information.
The information for the period ended October 31, 1996 is unaudited. Further information about the Funds' performance is contained in the Company's annual report to shareholders, which may be obtained without charge by calling or writing the Company at the telephone number or address on the first page of this Prospectus.



SMALL CAP VALUE FUND                                                               6/10/96<F4>
                                                                                   to 10/31/96
                                                                                   (unaudited)
                                                                                   -----------
Net Asset Value, Beginning of Period                                                  $10.00
Income from Investment Operations:
  Net investment income                                                                 0.05
  Net realized and unrealized gains on investments                                      0.03
                                                                                      ------
  Total from investment operations                                                      0.08
                                                                                      ------

Less Distributions to Shareholders:
  Dividends from net investment income                                                  0.05
  Distributions from capital gains                                                         -
                                                                                      ------

  Total distributions                                                                   0.05
                                                                                      ------

Net Asset Value, End of Period                                                        $10.03
                                                                                      ======

Total Return<F5>                                                                       0.85%

Supplemental Data and Ratios:
  Net assets, end of period (000s)                                                    $3,351
  Ratio of net expenses to average net
   assets<F6>                                                                          1.53%
  Ratio of net investment income to average
   net assets<F6>                                                                      1.55%
  Ratio of net expenses to average net
   assets <F6><F7>                                                                     5.03%
  Ratio of net investment income to average
   net assets<F6><F7>                                                                 (1.95)%
  Portfolio turnover rate<F5>                                                          4.52%
  Average commission rate paid on portfolio
   transactions                                                                      $0.0700

<F4> Commencement of operations
<F5> Not annualized
<F6> Annualized
<F7> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                                                   4/1/96
EQUITY FUND                                          to 10/31/96     4/10/95<F9>     7/1/94<F8>    YEAR ENDED     12/13/92<F8>
                                                     (unaudited)    to 3/31/96      to 4/9/95     6/30/94<F8>     to 6/30/93
                                                     -----------    ----------      ---------     ----------     -----------
Net Asset Value, Beginning of Period                    $13.07         $11.39         $10.48         $10.55         $10.00
Income from Investment Operations:
  Net investment income                                   0.18           0.28           0.21           0.20           0.11
  Net realized and unrealized gains on investments        0.71           2.13           1.48           0.15           0.54
                                                        ------         ------         ------         ------         ------
  Total from investment operations                        0.89           2.41           1.69           0.35           0.65
                                                        ------         ------         ------         ------         ------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.18           0.28           0.22           0.20           0.10
  Distributions from capital gains                           -           0.45           0.56           0.22              -
                                                        ------         ------         ------         ------         ------

  Total distributions                                     0.18           0.73           0.78           0.42           0.10
                                                        ------         ------         ------         ------         ------

Net Asset Value, End of Period                          $13.78         $13.07         $11.39         $10.48         $10.55
                                                        ======         ======         ======         ======         ======

Total Return<F10>                                        6.90%         21.52%         16.48%          3.34%          6.55%

Supplemental Data and Ratios:
  Net assets, end of period (000s)                    $244,979       $224,169       $161,323       $129,381       $111,059
  Ratio of net expenses to average net
   assets<F11>                                           1.01%          0.99%          1.03%          1.04%          1.01%
  Ratio of net investment income to average
   net assets<F11>                                       2.33%          2.32%          2.50%          1.93%          1.90%
  Ratio of net expenses to average net
   assets <F11><F12>                                     1.06%          1.07%          1.62%          1.54%          1.32%
  Ratio of net investment income to average
   net assets<F11><F12>                                  2.28%          2.24%          1.91%          1.43%          1.59%
  Portfolio turnover rate<F10>                          13.31%         26.60%         14.36%         15.86%          4.94%
  Average commission rate paid on portfolio
   transactions                                        $0.0700            N/A            N/A            N/A            N/A


<F8> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F9> Commencement of operations
<F10>Not annualized
<F11>Annualized
<F12>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.




BALANCED FUND                                                                       8/6/96<F13>
                                                                                   to 10/31/96
                                                                                   (unaudited)
                                                                                   -----------
Net Asset Value, Beginning of Period                                                  $10.00
Income from Investment Operations:
  Net investment income                                                                 0.07
  Net realized and unrealized gains on investments                                      0.20
                                                                                      ------
  Total from investment operations                                                      0.27
                                                                                      ------

Less Distributions to Shareholders:
  Dividends from net investment income                                                  0.07
  Distributions from capital gains                                                         -
                                                                                      ------

  Total distributions                                                                   0.07
                                                                                      ------

Net Asset Value, End of Period                                                        $10.20
                                                                                      ======

Total Return<F14>                                                                      2.73%

Supplemental Data and Ratios:
  Net assets, end of period (000s)                                                    $2,832
  Ratio of net expenses to average net assets<F15>                                     1.37%
  Ratio of net investment income to average net assets<F15>                            3.26%
  Ratio of net expenses to average net assets <F15><F16>                               4.98%
  Ratio of net investment income to average net assets<F15><F16>                     (0.35)%
  Portfolio turnover rate<F14>                                                             -
  Average commission rate paid on portfolio transactions                             $0.0700

<F13>Commencement of operations
<F14>Not annualized
<F15>Annualized
<F16>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                                                     4/1/96
FIXED INCOME FUND                                    to 10/31/96    4/10/95<F18>    7/1/94<F17>   YEAR ENDED     12/13/92<F17>
                                                     (unaudited)    to 3/31/96      to 4/9/95     6/30/94<F17>    to 6/30/93
                                                     -----------    ----------      ---------     ----------      ----------
Net Asset Value, Beginning of Period                    $10.00          $9.63          $9.58         $10.49         $10.00
Income from Investment Operations:
  Net investment income                                   0.26           0.59           0.51           0.67           0.39
  Net realized and unrealized gains on investments        0.10           0.35           0.07         (0.88)           0.47
                                                        ------         ------         ------         ------         ------
  Total from investment operations                        0.36           0.94           0.58         (0.21)           0.86
                                                        ------         ------         ------         ------         ------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.25           0.57           0.53           0.67           0.37
  Distributions from capital gains                           -              -              -           0.03              -
                                                        ------         ------         ------         ------         ------

  Total distributions                                     0.25           0.57           0.53           0.70           0.37
                                                        ------         ------         ------         ------         ------
Net Asset Value, End of Period                          $10.11         $10.00          $9.63          $9.58         $10.49
                                                        ======         ======         ======         ======         ======

Total Return<F19>                                        3.73%          9.79%          6.35%        (2.29)%          8.72%

Supplemental Data and Ratios:
  Net assets, end of period (000s)                     $80,315        $76,342        $66,488        $61,714        $59,178
  Ratio of net expenses to average
   net assets<F20>                                       0.87%          0.83%          0.87%          0.86%          0.79%
  Ratio of net investment income to average
   net assets<F20>                                       4.15%          5.94%          6.98%          6.52%          6.89%
  Ratio of net expenses to average net
   assets<F20><F21>                                      0.96%          0.96%          1.51%          1.41%          1.19%
  Ratio of net investment income to average
   net assets<F20><F21>                                    4.06%          5.81%          6.34%          5.97%          6.49%
  Portfolio turnover rate<F19>                           4.72%         37.35%          7.04%         13.09%          2.62%
  Average commission rate paid on portfolio
   transactions                                              -            N/A            N/A            N/A            N/A

<F17>Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F18>Commencement of operations
<F19>Not annualized
<F20>Annualized
<F21>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                                                    4/1/96
SHORT/INTERMEDIATE FIXED INCOME FUND                 to 10/31/96    4/10/95<F23>   7/1/94<F22>    YEAR ENDED     12/13/92<F22>
                                                     (unaudited)    to 3/31/96      to 4/9/95     6/30/94<F22>    to 6/30/93
                                                     -----------    ----------      ---------     ----------      ----------
Net Asset Value, Beginning of Period                     $9.85          $9.66          $9.62         $10.18         $10.00
Income from Investment Operations:
  Net investment income                                   0.31           0.52           0.42           0.55           0.33
  Net realized and unrealized gains on investments        0.04           0.17           0.05         (0.56)           0.16
                                                        ------         ------         ------         ------         ------

  Total from investment operations                        0.35           0.69           0.47         (0.01)           0.49
                                                        ------         ------         ------         ------         ------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.30           0.50           0.43           0.55           0.31
  Distributions from capital gains                           -              -              -              -              -
                                                        ------         ------         ------         ------         ------

  Total distributions                                     0.30           0.50           0.43           0.55           0.31
                                                        ------         ------         ------         ------         ------

Net Asset Value, End of Period                           $9.90          $9.85          $9.66          $9.62         $10.18
                                                        ======         ======         ======         ======         ======

Total Return<F24>                                        3.61%          7.24%          5.05%        (0.22)%          5.00%

Supplemental Data and Ratios:
  Net assets, end of period (000s)                     $21,637        $22,056        $22,130        $21,938        $24,581
  Ratio of net expenses to average net
   assets<F25>                                           0.95%          0.89%          0.88%          0.83%          0.79%
  Ratio of net investment income to average
   net assets<F25>                                       4.95%          5.34%          5.63%          5.44%          5.91%
  Ratio of net expenses to average net
   assets<F25><F26>                                      1.04%          1.02%          1.51%          1.38%          1.19%
  Ratio of net investment income to average
   net assets<F25><F26>                                  4.86%          5.21%          5.00%          4.89%          5.51%
  Portfolio turnover rate<F24>                           4.69%         41.45%          9.93%         20.52%         15.58%
  Average commission rate paid on portfolio
   transactions                                              -            N/A            N/A            N/A            N/A

<F22>Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F23>Commencement of operations
<F24>Not annualized
<F25>Annualized
<F26>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                                         4/1/96
U.S. GOVERNMENT OBLIGATIONS FUND         to 10/31/96   4/10/95<F28>  7/1/94<F27>    YEAR ENDED     YEAR ENDED     12/4/91<F27>
                                         (unaudited)   to 3/31/96    to 4/9/95     6/30/94<F27>  to 6/30/93<F27>  to 6/30/92
                                         -----------   ----------    ---------     ----------     ----------      ----------
Net Asset Value, Beginning of Period         $1.00       $1.00          $1.00          $1.00          $1.00          $1.00
Income from Investment Operations:
  Net investment income                       0.03        0.05           0.04           0.03           0.03           0.02
  Net realized and unrealized gains
   on investments                                -           -              -              -              -              -
                                            ------      ------         ------         ------         ------         ------

 Total from investment operations             0.03        0.05           0.04           0.03           0.03           0.02
                                            ------      ------         ------         ------         ------         ------

Less Distributions to Shareholders:
  Dividends from net investment income        0.03        0.05           0.04           0.03           0.03           0.02
  Distributions from capital gains               -           -              -              -              -              -
                                            ------      ------         ------         ------         ------         ------

  Total distributions                         0.03        0.05           0.04           0.03           0.03           0.02
                                            ------      ------         ------         ------         ------         ------

Net Asset Value, End of Period               $1.00       $1.00          $1.00          $1.00          $1.00          $1.00
                                            ======      ======         ======         ======         ======         ======

Total Return<F29>                            2.76%       5.14%          3.51%          2.74%          2.72%          2.15%

Supplemental Data and Ratios:
  Net assets, end of period (000s)        $111,297     $87,715        $76,105        $89,195        $91,785        $81,152
  Ratio of net expenses to average
   net assets<F30>                           0.57%       0.54%          0.63%          0.60%          0.61%          0.46%
  Ratio of net investment income to
   average net assets<F30>                   4.66%       5.12%          4.46%          2.68%          2.67%          3.65%
  Ratio of net expenses to average
   net assets<F30><F31>                      0.59%       0.59%          1.23%          1.13%          0.96%          0.98%
  Ratio of net investment income to
   average net assets<F30><F31>              4.64%       5.07%          3.86%          2.15%          2.32%          3.13%
  Portfolio turnover rate<F29>                   -           -              -              -              -              -
  Average commission rate paid on
    portfolio transactions                       -         N/A            N/A            N/A            N/A            N/A

<F27>Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F28>Commencement of operations
<F29>Not annualized
<F30>Annualized
<F31>During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


PERFORMANCE INFORMATION
-----------------------

From time to time, performance information for the Small Cap Value, Equity, Balanced, Fixed Income and Short/Intermediate Funds showing their respective average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the commencement of operations for such Fund (including its immediate predecessor). Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds. Yield will be computed by dividing a Fund's net investment income per share (as calculated on a yield to maturity basis) earned during a recent 30-day period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

From time to time the Money Market Fund may advertise its "yield," "effective yield" and "average annual total return." THE YIELD FIGURES AND THE RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven-day period ended October 31, 1996, the yield of the Money Market Fund was 4.71% and its effective yield was 4.82%.

In addition, from time to time, the Funds may present their distribution rates in supplemental sales literature and in Shareholder reports both of which must be accompanied or preceded by a Prospectus. Distribution rates will be computed by dividing the distributions per share made by a Fund over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.

Investors may also judge the performance of each Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which indices or data may be published by such services or by other services or publications. For example, the total return and yield of a Fund's Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund may be compared to the S&P 500 Index, the S&P 400 Index, the S&P 400 Index, the Nasdaq Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Dealers Automated Quotation System, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't Index, or the Lehman Bros. Gov't/Corp. Bond Index. Total Return and yield data as reported in national financial publications, such as MONEY MAGAZINE, FORBES, BARRON'S, MORNINGSTAR MUTUAL FUNDS, THE WALL STREET JOURNAL and THE
NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

Yield and total return are generally functions of market conditions, interest rates, types of investments held and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in Shares of any of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser and Sunstone voluntarily reduce all or part of their respective fees for a Fund, as discussed below, the yield and total return of that Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions. For additional information about the performance of the Funds and their predecessors, see "Additional Performance Information."

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

IN GENERAL

The investment objective of the Small Cap Value Fund is capital appreciation. The investment objective of the Equity Fund is long-term growth of capital. The investment objective of the Balanced Fund is capital appreciation and current income. The investment objective of each of the Fixed Income Fund and the Short/Intermediate Fund is generation of current income consistent with the preservation of capital. The investment objective of the Money Market Fund is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. These investment objectives are fundamental policies and, as such, may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION-Miscellaneous"). There can be no assurance that the investment objective of a Fund will be achieved.

THE SMALL CAP VALUE FUND

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization. For these purposes "small market capitalization" means market capitalization smaller than approximately the largest one-fourth of companies listed on the New York Stock Exchange, currently $1.5 billion or less. The Adviser expects that most of such companies will have market capitalization in the $200 million - $1 billion range. Although current dividend or interest income will not be a factor in the selection of investments, the Adviser intends to seek companies whose record of earnings and/or dividend growth may be indications of capital appreciation potential. The Adviser will generally seek to invest in companies whose stock is trading at prices below book value or the Adviser's perception of actual value.

The Fund may also invest up to 35% of the value of its total assets in preferred stocks, common stocks other than those described above, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, repurchase agreements, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will only invest in short-term obligations, including securities of investment companies holding themselves out as "money market" funds, for purposes of portfolio liquidity to meet redemption requirements and short-term investment needs. During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in high quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested in debt obligations, the Fund may not achieve its investment objective.

Subject to the foregoing limitations, the Fund will invest only in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more nationally recognized statistical rating organizations ("NRSROs"), e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating groups assigned by Moody's and S&P, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" herein.

Equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other investments, including investments in high grade fixed income securities. Depending upon the performance of the Fund's investments, the net asset value per share of the Fund may fluctuate. The emphasis on appreciation and smaller capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Fund will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Fund will invest primarily in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well established corporations.

Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed common stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

Some securities issued by companies with a small capitalization present greater risks and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Fluctuations in the price of some of the stocks owned by the Fund, therefore, could cause the net asset value of the Fund to vary significantly.

THE EQUITY FUND

Under normal market conditions, the Equity Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights) of companies believed by the Adviser to be large capitalization companies with a record of good earnings and/or dividend growth. For purposes of the foregoing policy, "large capitalization" means companies having market capital comparable to the market capitalization of the largest one-fourth of the companies listed on the New York Stock Exchange. The Equity Fund may also invest up to 35% of the value of its total assets in preferred stocks, common stocks other than those described above, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, repurchase agreements, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Equity Fund will only invest in short-term obligations, including securities of investment companies holding themselves out as "money market" funds, for purposes of portfolio liquidity to meet redemption requirements and short-term investment needs. During temporary defensive periods as determined by the Adviser, the Equity Fund may hold up to 100% of its total assets in high quality short-term obligations including obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments or U.S. government obligations. However, to the extent that the Equity Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

Subject to the foregoing limitations, the Equity Fund will invest only in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs, e.g., Moody's and S&P or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating groups assigned by Moody's and S&P, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" herein.

Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other investments, including investments in high grade fixed income funds. Depending upon the performance of the Equity Fund's investments, the net asset value per share of the Equity Fund may fluctuate.

THE BALANCED FUND

Under normal market conditions, the Balanced Fund will invest in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights). In addition, the Balanced Fund will invest in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs, e.g., Moody's and S&P or, if unrated, which the Adviser deems to present attractive investment opportunities and are of comparable quality to the rated securities. For a description of the rating categories of Moody's and S&P, see the Appendix to the Statement of Additional Information. For a discussion of the debt securities rated within the four highest rating groups assigned by Moody's and S&P, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" herein. In addition, the Balanced Fund may invest in U.S. Treasury Obligations and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

The Balanced Fund will use a disciplined approach of allocating assets among the three major asset groups: common stocks, debt securities and cash equivalents. The allocations among these asset classifications will vary depending upon the Adviser's assessment of market conditions. Under normal market conditions, the Balanced Fund is expected to be allocated approximately 65% in stocks and securities convertible into common stocks and 35% in debt securities.

However, depending upon market conditions, the Balanced Fund may also be allocated to cash equivalents. The range of allocation to stocks and securities convertible into common stock is expected to be between 35% and 65%. The Balanced Fund expects to invest a minimum of 25% of its total assets in investment grade fixed income securities.

THE FIXED INCOME FUND AND
THE SHORT/INTERMEDIATE FUND

Under normal market conditions, the Fixed Income Fund will invest at least 65% of the value of its total assets in investment grade fixed income securities consisting of bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and fixed income securities convertible into, or exchangeable for, common stocks. However, up to 35% of the value of its total assets may be invested in preferred stocks. In addition, a portion of the Fixed Income Fund may, from time to time, be invested in income participation loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Fixed Income Fund invests may have warrants or options attached.

Under normal market conditions, the Short/Intermediate Fund will invest at least 65% of the value of its total assets in investment grade fixed income securities consisting of bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, U.S. Treasury obligations, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and fixed income securities convertible into, or exchangeable for, common stocks. However, up to 35% of the value of its total assets may be invested in preferred stocks. In addition, a portion of the Short/Intermediate Fund may, from time to time, be invested in income participation loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Short/Intermediate Fund invests may have warrants or options attached. Under current market conditions, the Short/Intermediate Fund expects to maintain a dollar-weighted average portfolio maturity of two to five years. For purposes of calculating such average maturity, the maturity of each instrument will be its ultimate maturity date, unless it is probable the issuer will take advantage of a maturity-shortening device such as a call, refunding or redemption provision, in which case the probable date of use of such device will be used.

The Fixed Income Fund and the Short/Intermediate Fund each also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Fixed Income Fund and the Short/Intermediate Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups for corporate debt securities assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality. For a description of the ratings of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" herein.

The Fixed Income Fund and the Short/Intermediate Fund may each also invest in short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fixed Income Fund and the Short/Intermediate Fund may also each invest in securities of investment companies holding themselves out as "money market" funds, subject to the limitations described more fully below.

The Fixed Income Fund and the Short/Intermediate Fund may each invest in obligations of the Export-Import Bank of the United States, in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

Such Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems are of comparable quality. Under normal market conditions, a Fund's investment in mortgage-related securities will not exceed 25% of the value of its total assets. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fixed Income Fund and the Short/Intermediate Fund may each purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-related security generally will decline; however, when rates decline the value of a mortgage-related security with prepayment features may not increase as much as that of other fixed income securities, as such securities may be prone to prepayment, which decreases their life. Accordingly, such securities may be more volatile than other fixed income securities.

Also included among the mortgage-related securities that such Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, and their income streams. Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Fixed Income Fund and the Short/Intermediate Fund if: (1) the issuer has obtained an exemptive order from the Commission regarding purchases by investment companies of equity interests of other investment companies, or (2) such purchase is within the limitations imposed by Section 12 of the 1940 Act.

The Fixed Income Fund and the Short/Intermediate Fund may also invest in corporate fixed income securities (including bonds, debentures and notes) and asset-backed securities such as Certificates of Automobile Receivables ("CARs") and Certificates of Amortized Revolving Debts ("CARDs"), each of which must be rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs. For a description of the fourth highest rating group, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" below.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Fixed Income Fund's and the Short/Intermediate Fund's weighted average maturity, the effective maturity of such securities will be used.

An increase in interest rates will generally reduce the value of the investments in the Fixed Income Fund and the Short/Intermediate Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

THE MONEY MARKET FUND

The Money Market Fund invests exclusively in United States dollar-denominated instruments which the Directors of the Company and the Adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, are determined to be of comparable quality to those instruments so rated. The Fund will not invest more than 5% of its assets in securities rated in the second highest category. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in the Money Market Fund will not exceed 90 days.

The Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government.

Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury Receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations of the agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the U.S. government include those of the Government National Mortgage Association and of the Export-Import Bank of the United States. See the discussion of U.S. government securities above under "INVESTMENT OBJECTIVES AND POLICIES - The Fixed Income Fund and the Short/Intermediate Fund."

OTHER INVESTMENT POLICIES AND RISKS

The Funds may also invest in securities described in the following paragraphs to the extent indicated.

U.S. GOVERNMENT SECURITIES FUNDS - The Funds may each invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury
Receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Stripped U.S. Treasury obligations will include: (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"), or (2) U.S. Treasury securities that are stripped by investment banks and sold under proprietary names. Securities stripped by investment banks may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Securities and Exchange Commission ("Commission") as U.S. government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fixed Income Fund and the Short/Intermediate Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

REPURCHASE AGREEMENTS - Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities in exchange for cash from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which a Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, that Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by such Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS - Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to the Fund. Reverse repurchase agreements are considered borrowings by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Reverse Repurchase Agreements" in the Statement of Additional Information.

Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Sunstone, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

FOREIGN SECURITIES - Consistent with the foregoing investment policies, each of the Funds (excluding the Money Market Fund) may invest up to 10% of its assets in foreign securities, either directly or through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, the Custodian will set aside cash or liquid, high grade debt obligations equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions.

SECURITIES RATINGS - As described above, certain Funds may invest in debt securities within the fourth highest rating group assigned by one or more appropriate NRSROs and comparable unrated securities. Although investment grade, these types of debt securities are considered by Moody's and S&P to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Adviser expects that it would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

OTHER - In order to generate additional income, each Fund (excluding the Money Market Fund) may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors.

Consistent with each Fund's investment objective and policies the Small Cap Value, Equity, Balanced, Fixed Income and the Short/Intermediate Funds each may also invest up to 10% of the value of its total assets in the securities of other investment companies, so long as the aggregate value of the shares acquired from any one such investment company will not exceed 5% of the total assets of such Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Adviser, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (see "GENERAL INFORMATION-Miscellaneous").

Each of the Funds will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (a) more than 5% of the value of such Fund's total assets would be invested in such issuer, or (b) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund. Each Fund may not purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES - Investment Restrictions" in the Funds' Statement of Additional Information.

Irrespective of fundamental investment restriction number 1 above, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES-In General."

VALUATION OF SHARES
-------------------

The net asset value of each Fund is determined and its Shares are priced as of 4:00 p.m. (except the Money Market Fund, which is also priced at 11:00 a.m. Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of such Fund are tendered for redemption and no order to purchase Shares is received) during which there is sufficient trading in that Fund's portfolio instruments that its net asset value per Share might be materially affected. The New York Stock Exchange will not be open in observation of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares. The net asset value per share of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund will fluctuate as the value of the investment portfolio of a Fund changes.

The assets in the Money Market Fund are valued based upon the amortized cost method which the Directors of the Company believe fairly reflects the market-based net asset value per Share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

The securities of each other Fund will be valued at market value. If market quotations are not available, securities will be valued by a method which the Board of Directors believes accurately reflects a fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
---------------------------------

DISTRIBUTOR - Shares in each Fund are sold on a continuous basis by the Company's Distributor, Sunstone Financial Group, Inc. The principal office of the Distributor is 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. If you wish to purchase Shares, telephone the Company at (800) OMAHA-03.

PURCHASES OF SHARES - Shares may be purchased directly by investors or through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks"). In the case of the Money Market Fund, these procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the Customer are invested by the Distributor in Shares of the Money Market Fund.

Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

Investors may also purchase Shares of the Funds by completing and signing a Purchase Application and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to: First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the appropriate Fund, to the above address.

If a Purchase Application has been previously received by the Company, investors may also purchase Shares by wiring funds to the Funds' Custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Company at (800) OMAHA-03 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

Shares of each of the Funds are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Company of an order to purchase Shares. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of that Fund.

MINIMUM INVESTMENT - Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $500 for the initial purchase of Shares of each Fund and $50 for subsequent purchases. The subsequent purchase minimum may be waived if purchases are made in connection with an Individual Retirement Account ("IRA") and both the initial and subsequent minimum investments may be waived if purchases are made in connection with a payroll deduction plan.

There is no initial sales charge imposed by the Funds in connection with the purchase of Shares. Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from the Banks. This Prospectus should be read in conjunction with any such information received from the Banks.

MISCELLANEOUS - The Funds reserve the right to reject any order for the purchase of their Shares in whole or in part. Transactions as a result of the automatic reinvestment of dividends and capital gains distributions, as well as the Funds' Auto Invest Plan and Auto Withdrawal Plan transactions, will be confirmed quarterly on the quarterly statements rather than after each transaction. Shareholders wishing to confirm these transactions before the end of a calendar quarter may do so by calling the Funds at (800) OMAHA-03 after the date of the transaction. Dividends are reinvested monthly-generally during the last week of each month. Auto Invest Plan and Auto Withdrawal Plan transactions occur in accordance with the Shareholder's instructions when establishing these plans. Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. These confirmations will include all account activity during the current year. Reports of transactions by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN - The Company's Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which proceeds will automatically be invested in Shares of the designated Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Purchase Application which can be acquired by calling the Company at (800) OMAHA-03. For a Shareholder to change his or her Auto Invest Plan instructions, the request must be made in writing to the Company at:
P.O. Box 419022, Kansas City, Missouri 64141-6022.

EXCHANGE PRIVILEGE - Shares of a Fund may be exchanged without payment of any fees for Shares of each of the other First Omaha Funds at respective net asset values, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes.

A Shareholder wishing to exchange his or her Shares may do so by contacting the Company at (800) OMAHA-03 or by providing written instructions to the Company. Any Shareholder who wishes to make an exchange should review information in the Company's current Prospectus regarding the First Omaha Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

The Company reserves the right to modify or terminate the expanded exchange privilege upon 60 days written notice to each Shareholder prior to the modification or termination taking effect.

REDEMPTION OF SHARES - Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank may be higher than the minimum required by the Company.

REDEMPTION BY MAIL - A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is:
First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Purchase Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine,
(2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE - If a Shareholder has so designated on the Purchase Application, a Shareholder may request the redemption of Shares by telephone and have the payment of redemption requests sent through ACH to a federally insured depository account previously designated by the Shareholder on the Purchase Application or mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. If you have payment sent through ACH, please allow 24 to 48 hours for available funds. There is currently no charge for having payment of redemption requests mailed or sent through ACH to a designated bank account. Such ACH redemption requests may be made by the Shareholder by telephone to the Company. For telephone redemptions, call the Company at (800) OMAHA-03.

Neither the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Funds' telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Transfer Agent at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES- Redemption by Mail."

AUTO WITHDRAWAL PLAN - The Auto Withdrawal Plan enables Shareholders of each of the Funds to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) OMAHA-03 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change his or her Auto Withdrawal Plan instructions, the request must be made in writing to the Company.

PAYMENTS TO SHAREHOLDERS - Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, a Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before 4:00 p.m. (11:00 a.m. for the Money Market Fund), Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m. (11:00 a.m. for the Money Market Fund), Eastern Time, to honor requests for payment on the second Business Day, unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Company may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Company may delay the forwarding of proceeds for up to 15 days until payment has been collected for the purchase of such Shares. The Company intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Company may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price, which portfolio securities may or may not be liquid. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market prices of such Shares or the establishment of an account with less than $500 using the Auto Invest Plan or pursuant to a payroll deduction plan), the account of such Shareholder has a value of less than $500. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Company may suspend the right of redemption in light of the Company's responsibilities under the 1940 Act.

DIVIDENDS AND TAXES
-------------------

DIVIDENDS - The net investment income of each Fund is declared monthly as a dividend to Shareholders (except for the Money Market Fund, which declares income dividends daily). Such dividends are generally declared at the close of business on the day of declaration and paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder of a Fund will automatically receive all distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment unless the Shareholder elects to receive such dividends in cash. Such election, or any revocation thereof, must be made in writing to the appropriate Fund, addressed to: First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of the Shares in a Fund.

FEDERAL TAXES - Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends 100% of that Fund's investment company taxable income (before deduction of dividends paid). Because all of the Money Market Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The Money Market Fund does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.

In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term capital loss would treat it as a receipt of ordinary income even if paid in additional Shares and not in cash. Shareholders not subject to federal income tax on their income will not, however, be required to pay federal income tax on any amounts distributed to them. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends, if any, qualifying for the dividends-received deduction received by a Fund bear to its gross income.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held shares. Such distributions are not eligible for the dividends-received deduction.

If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

STATE TAXES - Even though a substantial portion of distributions of net income by the Money Market Fund to its Shareholders, and lesser amounts of distributions to other Fund Shareholders, will be attributable to interest on U.S. Treasury obligations, which may be exempt from state or local tax if received directly by a Shareholder, Shareholders of a Fund may be subject to state and local taxes with respect to their ownership of Shares or their receipt of distributions from such Fund. In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.

The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting each Fund and its Shareholders. Potential investors in each Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

Shareholders will be advised at least annually as to the income tax consequences of distributions made to them during the year.

MANAGEMENT OF THE COMPANY
-------------------------

DIRECTORS OF THE COMPANY - Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations.

The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. Sunstone receives fees from each of the Funds for acting as Administrator and for providing certain fund accounting services.

INVESTMENT ADVISER - First National Bank of Omaha, One First National Center, Omaha, Nebraska 68102, is the investment adviser of each of the Funds. The Adviser is a subsidiary of First National of Nebraska, a Nebraska corporation, with total assets of approximately $6.1 billion as of December 31, 1995. The Adviser provides a full range of financial and trust services to businesses, individuals, and government entities and has been providing quality trust and investment management service for over 65 years. The Adviser serves Nebraska, as well as other areas of the Midwest. In addition, as of December 31, 1995, the Adviser's Trust Division had approximately $6.6 billion of assets under administration, including approximately $2.5 billion under management.

Subject to the general supervision of the Company's Board of Directors and in accordance with the Funds' investment objectives and restrictions, the Adviser manages the investments of each Fund, makes decisions with respect to and places orders for all purchases and sales of each Fund's portfolio securities, and maintains each Fund's records relating to such purchases and sales. All investment decisions for each Fund are made by an investment committee, and no person is primarily responsible for making recommendations to that committee.

For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, the Adviser receives a fee from the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, computed daily and paid monthly, equal to the lesser of: (1) a fee at the annual rate of eighty-five one-hundredths of one percent (.85%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), sixty one-hundredths of one percent (.60%), fifty one-hundredths of one percent (.50%), and twenty-five one-hundredths of one percent (.25%), respectively, of that Fund's average daily net assets, or (2) such other fee as may be agreed upon in writing from time to time by the Company and the Adviser. Investment advisory fees of seventy-five one-hundredths of one percent (.75%) and higher are higher than similar fees charged by most other mutual funds. The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield and total return of that Fund to be higher than it would be in the absence of such reduction.

ADMINISTRATOR AND DISTRIBUTOR - Sunstone Financial Group, Inc. (the "Administrator" or the "Distributor," as the context indicates), 207 E.
Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator and distributor for each of the Funds. Richard Snyder and Randy Pavlick are officers of the Funds and officers and/or employees of the Distributor. Shares of the Funds are sold by the Distributor on a continuous basis. As compensation for its administrative services (which include clerical, compliance, regulatory, fund accounting and other services) and the assumption of related expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of .20% of each Fund's average net assets subject to a minimum fee of $300,000 for the Equity, Fixed Income, Short/Intermediate and Money Market Funds in the aggregate and to a minimum fee of $50,000 for each of the Small Cap Value and Balanced Funds.

The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan described below.

EXPENSES - The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Directors of the Company, Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Administrator, Custodian and Transfer Agent, costs for independent pricing service, certain insurance premiums, costs of maintenance of the Company's existence, costs of Shareholders' and Directors' reports and meetings, distribution expenses incurred pursuant to the Distribution and Service Plan described below, and any extraordinary expenses incurred in a Fund's operation.

DISTRIBUTION PLAN - Pursuant to Rule 12b-l under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of that Fund. Such amount may be used to pay banks (including the Adviser), broker-dealers and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. Under the Plan, a Participating Organization may include the Distributor, its subsidiaries and its affiliates.

As of the date of this Prospectus, however, there are no Rule 12b-l Agreements in effect under the Plan with respect to the Funds, and no fees are being paid by any Fund under the Plan.

ADMINISTRATIVE SERVICES PLAN - The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks, and Sunstone (each a "Service Organization"), which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into a Servicing Agreement with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to: (1) processing dividend and distribution payments from a Fund on behalf of customers; (2) providing periodic statements to its customers showing their positions in the Shares; (3) arranging for bank wires; (4) responding to routine customer inquiries relating to services performed by the Adviser; (5) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (6) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (7) aggregating and processing purchase, exchange and redemption requests from customers and placing net purchase, exchange and redemption orders for customers; and (8) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each of the Funds, except the Money Market Fund, may pay the Adviser a monthly fee, computed at the annual rate of ten one-hundredths of one percent (.10%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement. The Adviser may periodically voluntarily reduce all or a portion of its administrative services fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would be in the absence of such reduction. Beginning November 1, 1996, the Equity, Fixed Income and Short/Intermediate Funds began accruing fees under the Servicing Agreement with the Adviser.

BANKING LAWS - The Adviser believes that it possesses the legal authority to perform the services for each Fund contemplated by the Plan adopted by the Company, its Investment Advisory Agreement and its Custodian Agreement with the Company and administrative support services contemplated by the Servicing Agreement with the Company, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its Investment Advisory Agreement, its Servicing Agreement and its Custodian Agreement with the Company. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per Share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE COMPANY-Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

GENERAL INFORMATION
-------------------

DESCRIPTION OF THE COMPANY AND ITS SHARES - The Company was organized as a Nebraska corporation on October 12, 1994. The Company and its Equity Fund, Fixed Income Fund, Short/Intermediate Fund and Money Market Fund were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. References herein to the "immediate predecessor" of a Fund refer to the investment portfolio of The Sessions Group which corresponds to such Fund. On April 10, 1995 the Company acquired approximately $326.0 million of assets from The Sessions Group in return for an equivalent dollar amount of Shares of the Company. The Small Cap Value Fund was added and became effective on March 29, 1996. The Balanced Fund became effective on July 29, 1996. Each
Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors (see "Miscellaneous" below).

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

While the Board of Directors of the Company has not created any such subseries or classes, it could do so in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

Shareholders are entitled to one vote for each Share owned and a proportionate fractional vote for any fraction of a Share owned, and will vote in the aggregate and not by series or Fund except as otherwise expressly required by law. For example, Shareholders of each of the Funds will vote in the aggregate with other Shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, Shareholders of each of the Funds will vote as a series, and not in the aggregate with other Shareholders of the Company, for purposes of approval of such Fund's Investment Advisory Agreement and the Plan. In connection with any election of Directors, Shareholders are entitled to cumulate their votes by casting the number of votes equal to the number of directorships being filled multiplied by the number of Shares held, and to cast all of such votes for one candidate or to distribute them among several candidates as the Shareholder sees fit.

The Adviser will possess, in a fiduciary capacity on behalf of its underlying accounts, voting or investment power with respect to a substantial majority of the outstanding Shares of each of the Funds and therefore, will be presumed to control each of the Funds within the meaning of the 1940 Act.

Overall responsibility for the management of each of the Funds is vested in the Board of Directors of the Company. See "MANAGEMENT OF THE COMPANY-Directors and Officers." Individual Directors are elected by the Shareholders of the Company and may be removed by the Board of Directors or Shareholders of the Company in accordance with the provisions of the Articles of Incorporation and Bylaws of the Company and Nebraska law. See "ADDITIONAL INFORMATION-Miscellaneous" in the Statement of Additional Information for further information.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Articles of Incorporation, the Investment Advisory Agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting. However, the Company has undertaken to hold a meeting of Shareholders to consider the removal of any Director if requested by the holders of at least 10% of the Company's outstanding Shares.

CUSTODIAN - First National Bank of Omaha (the "Custodian") serves as Custodian for each of the Funds. Pursuant to the Custodian Agreement with the Company, the Custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and paid monthly, at the annual rate of three one-hundredths of one percent (.03%) of each Fund's average daily net assets.

TRANSFER AGENCY SERVICES - First National Bank of Omaha, One First National Center, Omaha, Nebraska 68102, serves as the Funds' Transfer Agent pursuant to a Transfer Agency Agreement with the Company. Pursuant to such Agreement, the Transfer Agent, among other things, provides, or agrees to cause others to provide, the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of each Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services First National Bank of Omaha receives a fee from the Funds based on the number of Shareholders of record, subject to certain minimum amounts from each Fund.

DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105, serves as sub-transfer agent for the Funds pursuant to a Sub-Transfer Agency Agreement with First National Bank of Omaha. DST Systems, Inc. performs the principal services as Transfer Agent for the Funds under such Agreement and receives a fee from First National Bank of Omaha for such services.

MISCELLANEOUS - Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to such Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of: (1) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (2) the holders of more than 50% of the outstanding Shares of a Fund.

ADDITIONAL PERFORMANCE INFORMATION
------------------------------------

The following information shows how the Funds have performed. Each of the Equity, Fixed Income, Short/Intermediate and Money Market Funds acquired all of the net assets of a predecessor mutual fund on April 9, 1995. Each respective predecessor mutual fund commenced operations on December 13, 1992, except that the Money Market Fund's predecessor commenced operations on December 4, 1991.

                   AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS
                     FOR THE PERIODS ENDED OCTOBER 31, 1996

                          One              Three                Since
                          Year             Years            Commencement
                         -----             -----            ------------
Small Cap Value Fund       N/A              N/A                0.85%<F32>
Equity Fund              17.85%           15.20%              14.03%<F33>
Balanced Fund              N/A              N/A                2.73%<F34>
Fixed Income Fund         3.77%            4.45%               6.70%<F33>
Short/Intermediate Fund   4.92%            4.52%               5.31%<F33>
Money Market Fund         4.88%            4.45%               3.88%<F35>

<F32>Total return since June 10, 1996 (commencement of operations).
<F33>The predecessor mutual fund commenced operations on December 13, 1992.
<F34>Total return since August 6, 1996 (commencement of operations).
<F35>The predecessor mutual fund commenced operations on December 4, 1991.

The predecessors to the Equity, Fixed Income and Short/Intermediate Funds were successors to common trust funds. The following table describes the performance of these funds and includes the performance of the respective predecessor and common trust funds. The common trust funds were managed by the Adviser who manages the respective Funds, and the Adviser has represented that the Funds are managed in a manner that is in all material respects equivalent to the management of the common trust funds. However, the following information should not be viewed as an indication of the future performance of the Funds. The tables below include information regarding the common trust funds' operations for periods before the Funds' registration statement became effective, as adjusted to reflect the higher expenses borne by the Funds. The common trust funds were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions that are imposed by that Act. If the common trust funds had been registered, their performance might have been adversely affected.

  AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AND RESPECTIVE COMMON TRUST FUNDS
                     FOR THE PERIODS ENDED OCTOBER 31, 1996

                          One      Three      Five      Ten       Since
                         Year      Years     Years     Years  Commencement
                         -----     -----     -----     -----  ------------
Equity Fund             17.85%     15.20%    13.61%   12.74%    15.36%<F36>
Fixed Income Fund        3.77%      4.45%     7.24%    7.78%     8.89%<F36>
Short/Intermediate Fund  4.92%      4.52%     5.68%     N/A      7.36%<F37>

<F36>The predecessor fund commenced operations on January 31, 1975.
<F37>The predecessor fund commenced operations on January 1, 1991.

                                           TOTAL RETURNS FOR THE YEARS ENDED OCTOBER 31,
                           1996     1995      1994      1993     1992        1991          1990     1989     1988     1987
                           ----     ----      ----      ----     ----        ----          ----     ----     ----     ----
Equity Fund<F38>          17.85%   18.60%     9.38%    12.12%    10.41%     28.01%        (3.05)%  18.26%   14.06%   4.76%
Fixed Income Fund<F38>     3.77%   17.40%    (6.47)%   13.79%     9.39%     14.03%          5.32%  11.17%   10.25%   1.31%
Short/Intermediate Fund    4.92%   10.40%    (1.44)%    7.02%     7.88%     14.82%<F39>       -       -        -        -

<F38>Results include performance of common trust fund which has been adjusted to reflect the Fund's operating expenses.
<F39>Results include performance of common trust fund which has been adjusted to reflect the Fund's operating expenses. The common trust fund commenced operations on January 1, 1991.


Performance quotations of a Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102

ADMINISTRATOR AND DISTRIBUTOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
13th & M Streets
Lincoln, Nebraska 68508

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102


  FOR MORE INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 419022
  Kansas City, Missouri 64141-6022